UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 12, 2006

                   SHELTER PROPERTIES V LIMITED PARTNERSHIP
            (Exact name of Registrant as specified in its charter)


            South Carolina            0-11574                 57-0721855
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)
                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

Shelter Properties V Limited Partnership, a South Carolina limited partnership (the "Registrant"), owned Old Salem Apartments, a 364-unit apartment complex located in Charlottesville, Virginia ("Old Salem"). On January 12, 2006, the Registrant sold Old Salem to a third party, Cheetah Investment Company, LLC (the "Purchaser"), a Virginia limited liability company. The Purchaser paid a purchase price of approximately $31,600,000 for Old Salem. The Registrant continues to own and operate three other investment properties.

In accordance with the Amended and Restated Certificate and Agreement of Limited Partnership of the Registrant, the Registrant's corporate general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.


Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and consolidated statements of operations reflect the operations of the Registrant as if Old Salem, Millhopper Village Apartments (previously disclosed by the Registrant on Current Report on Form 8-K filed on December 5, 2005), Foxfire Apartments (previously disclosed by the Registrant on Current Report on Form 8-K filed on August 5, 2005) and The Lexington Green Apartments (previously disclosed by the Registrant on Current Report on Form 8-K filed on July 1, 2005) had been sold on January 1, 2004.

The pro forma financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2004 Annual Report on Form 10-KSB.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                                 September 30, 2005

All other assets                                    $  2,330
Investment properties, net                            17,470

    Total Assets                                    $ 19,800

All other liabilities                               $    951
Mortgage notes payable                                18,279
Partners' capital                                        570
    Total Liabilities and Partners' Capital         $ 19,800

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (in thousands, except per unit data)

                                               Year Ended      Nine Months Ended
                                            December 31, 2004 September 30, 2005

Total revenues                                     $ 5,269          $ 4,166
Total expenses                                       6,224            4,985

Net loss                                           $  (955)         $  (819)

Net loss per limited partnership unit              $(17.99)         $(15.44)

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SHELTER PROPERTIES V LIMITED PARTNERSHIP
                                (a South Carolina Limited Partnership)


                                By: Shelter Realty V Corporation
                                    Corporate General Partner


                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                             Date: January 19, 2006